                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,000,000,100 (APPROXIMATE)

                                   MLCC 2004-B

                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

                                   MAY 3, 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

DEAL NAME:       MLCC 2004-B

DETAILED COLLATERAL INFO

                                                               % OF GROUP
                   # OF LOANS       BALANCE      AVG. BALANCE    BALANCE     WAC    WARM   FICO  OLTV
                   ----------  ----------------  ------------  ----------   -----  ------  ----  -----
AGGREGATED              3,144  1,076,994,909.72    342,555.63               3.086  298.00   730  72.11
700-800k                2,829    724,363,108.02    256,049.17       67.26%  3.086  298.00   730  72.11
800-900k                   72     54,454,642.97    756,314.49        5.06%  3.015  298.00   727  74.10
900k-$1MM                  37     31,793,305.58    859,278.53        2.95%  3.004  298.00   734  69.67
$1-1.1MM                   76     74,068,739.63    974,588.68        6.88%  3.057  298.00   742  63.18
$1.1-1.2MM                 18     19,078,255.02  1,059,903.06        1.77%  3.009  298.00   728  70.36
$1.2-1.3MM                 20     23,058,249.65  1,152,912.48        2.14%  3.062  298.00   704  66.07
$1.3-1.4MM                 18     22,893,289.19  1,271,849.40        2.13%  2.905  297.00   728  71.09
$1.4-1.5MM                 12     16,215,598.42  1,351,299.87        1.51%  3.061  298.00   676  75.00
1.5-2MM                    12     17,531,498.99  1,460,958.25        1.63%  2.989  298.00   746  76.46
2-2.5MM                    46     82,285,222.25  1,788,809.18        7.64%  3.116  297.00   713  65.81
2.5-3MM                     1      2,112,000.00  2,112,000.00        0.20%  3.750  298.00   666  60.00
>3MM                        2      5,875,000.00  2,937,500.00        0.55%  3.063  298.00   717 100.00

ORIGINAL LTV
80                        593    191,233,189.30    322,484.30       17.76%  3.090  298.00   728  61.37
80.01-85                   33     10,684,590.34    323,775.46        0.99%  3.074  298.00   727  80.00
85.01-90                   87     23,760,781.51    273,112.43        2.21%  2.962  298.00   732  82.82
90.01-95                  111     29,529,190.59    266,028.74        2.74%  3.033  297.00   720  88.70
95.01-100                 310    131,468,170.02    424,090.87       12.21%  3.056  298.00   731  93.81

N/A                        10      4,397,625.92    439,762.59        0.41%  3.061  296.00     -  63.55
551-575                     4           483,352       120,838        0.04%  3.306  295.00   571  48.87
576-600                    10         6,833,053       683,305        0.63%  3.448  297.00   593  77.24
601-625                    42        18,692,201       445,052        1.74%  3.023  298.00   612  74.99
626-650                    99        35,757,329       361,185        3.32%  3.077  298.00   640  70.95

2nd Home                  397    144,635,389.51    364,320.88       13.43%  3.051  298.00   727  72.43
Invest Property           193     42,706,357.53    221,276.46        3.97%  3.006  297.00   710  73.71

condo                     377       108,127,643       286,811       10.04%  3.049  298.00   725  73.81

DOCUMENTATION TYPE
Stated Doc                185     58,364,452.11    315,483.52        5.42%  3.021  298.00   754  67.05
no income/no ratio        508    137,911,913.54    271,480.14        5.42%  3.048  298.00   768  56.96
Alternative doc           408    123,007,787.68    301,489.68       11.42%  3.042  298.00   742  75.76
Cash Out                1,135    378,048,939.15    333,082.77       35.10%  3.136  298.00   728  64.87

correspondent             581    162,729,215.90    280,084.71       15.11%  3.363  297.00   726  71.20
broker                     78     39,052,197.31    500,669.20        3.63%  3.147  298.00   731  72.36

                            only pledged assets
                                                % OF
                   COMBINED   EFF.  % OF FULL  PRIMARY  % SINGLE  % OF IO
                     LTV      LTV      DOC      OWNER    FAMILY    LOANS    % CASHOUT
                   --------  -----  ---------  -------  --------  --------  ----------
AGGREGATED            72.11  67.74      65.51    81.57     59.10    100.00       35.48
700-800k              72.11  67.74      65.51    81.57     59.10    100.00       35.48
800-900k              74.10  70.16      65.27    83.63     64.18    100.00       32.33
900k-$1MM             69.67  63.89      48.57    86.87     67.95    100.00       34.99
$1-1.1MM              63.18  58.18      56.00    80.40     63.13    100.00       29.11
$1.1-1.2MM            70.36  66.32     100.00    88.98     50.36    100.00       49.63
$1.2-1.3MM            66.07  64.61     100.00    84.99     49.28    100.00       29.99
$1.3-1.4MM            71.09  63.24     100.00    89.15     50.22    100.00       39.22
$1.4-1.5MM            75.00  67.56     100.00    83.07     49.79    100.00       24.65
1.5-2MM               76.46  63.36     100.00    66.80     67.06    100.00       16.62
2-2.5MM               65.81  58.68      98.04    91.86     63.67    100.00       40.65
2.5-3MM               60.00  60.00     100.00   100.00    100.00    100.00      100.00
>3MM                 100.00  59.98     100.00    49.79         -    100.00       50.21
                          -
ORIGINAL LTV              -
80                    61.37  61.10      68.94    83.10     62.45    100.00       43.42
80.01-85              80.00  79.63      79.36    96.99     60.57    100.00       28.51
85.01-90              82.82  71.90      81.96    68.77     37.31    100.00       17.61
90.01-95              88.70  76.60      76.60    65.69     50.09    100.00        6.25
95.01-100             93.81  84.03      84.80    86.98     47.43    100.00        6.30
                          -
N/A                   63.55  63.55      97.73    45.51     11.19    100.00        2.01
551-575               48.87  48.87     100.00    59.31     36.72    100.00       17.73
576-600               77.24  65.57     100.00    72.89     28.47    100.00        8.74
601-625               74.99  59.34     100.00    66.29     44.29    100.00       41.50
626-650               70.95  68.86      98.99    87.98     66.97    100.00       36.80
                          -
2nd Home              72.43  63.73      64.06     0.00     48.03    100.00       22.95
Invest Property       73.71  47.13      78.37     0.00     34.66    100.00       33.29
                          -
condo                 73.81  63.98      75.10    54.31         -    100.00       25.79
                          -
DOCUMENTATION TYPE        -
Stated Doc            67.05  61.45       0.00    84.81     67.53    100.00       35.44
no income/no ratio    56.96  51.94          -    80.08     58.97    100.00       37.75
Alternative doc       75.76  68.07          -    79.77     58.51    100.00       34.97
Cash Out              64.87  62.58      69.38    87.46     71.75    100.00      100.00
                          -
correspondent         71.20  71.01      93.91    92.70     75.80    100.00       53.26
broker                72.36  70.83     100.00    88.26     78.94    100.00       36.73